Exhibit 99.1

Instructure Completes Acquisition of Parchment, the World’s Largest Academic Credential Management Platform and Network

Expands Instructure’s market-leading teaching and learning ecosystem by providing learners with a lifelong record of their journey

SALT LAKE CITY — February 1, 2024 — Instructure Holdings, Inc. (Instructure) (NYSE: INST), the leading learning ecosystem and maker of Canvas, announced today it has completed the acquisition of Parchment, the world’s largest credential management platform and network. Parchment has over 13,000 customers and has exchanged more than 165 million credentials over two decades. This acquisition is expected to significantly expand Instructure’s existing customer base and unlock exciting new growth opportunities.

“The addition of Parchment to the Instructure ecosystem enables our customers to offer flexible lifelong learning experiences to meet the needs of the ever-growing sector of non-traditional learners,” said Steve Daly, CEO of Instructure. “By providing a verifiable and comprehensive digital passport of achievement records and outcomes for learners, we’ll be able to help our customers navigate skill mastery, transfer credits, provide proof of prior learning, and much more.”

The acquisition of Parchment adds another key element to the Instructure ecosystem, which we believe will provide a seamless way for learners to demonstrate skill mastery throughout their journey.

About Instructure

Instructure (NYSE: INST) is an education technology company dedicated to elevating student success, amplifying the power of teaching, and inspiring everyone to learn together. Today the Instructure Learning Ecosystem, comprised of its flagship product Canvas LMS and several products serving K-12 and higher education, supports tens of millions of educators and learners around the world. Learn more at www.instructure.com.

Forward-looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations and benefits of the acquisition of Parchment, the combined company’s growth, customer demand and application adoption, and business strategy.

These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: the ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisition of Parchment; the impact of the announcement of the closing of the transaction on our business, employees and suppliers, and on our investors and common stock; risks associated with the continued economic uncertainty, including high inflation, labor shortages, high interest rates, foreign currency exchange volatility, and reduced spending by customers; failure to continue our recent growth rates; the impact of the Israel-Hamas war on the macroeconomic and geopolitical environment and on our business; risks associated with future stimulus packages approved by the U.S. federal government; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from pandemics; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; failure to manage our growth effectively; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q and other documents filed with the Securities and Exchange Commission and could cause actual results to vary from expectations. All information provided in this press release is as of the date hereof, and Instructure undertakes no duty to update this information except as required by law.

Media Contact:

Brian Watkins

Corporate Communications

Instructure

(801) 658-7525

brian.watkins@instructure.com

Investor Contact:

April Scee

Managing Director

ICR, Inc.

917-497-8992

investors@instructure.com

SOURCES: Instructure Holdings, Inc.

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